Cypress Semiconductor Corporation
Conflict Minerals Report
For The Calendar Year Ended December 31, 2018

This Conflict Minerals Report (the “Report”) for Cypress Semiconductor Corporation (the “Company,” “Cypress,” “we,” or “us”) is provided in accordance with Rule 13p-1 under the Securities Exchange Act of 1934 (the “Rule”) for the reporting period from January 1 to December 31, 2018. The Rule requires the disclosure of certain information by companies that manufacture or contract to manufacture products that use minerals specified in the Rule that are necessary to the functionality or production of these products. These minerals are columbite-tantalite (coltan), cassiterite, wolframite, gold, or their derivatives, which the SEC has limited to tantalum, tin, tungsten and gold (collectively, “3TG”). The “Covered Countries” for purposes of the Rule and this Report are the Democratic Republic of the Congo (“DRC”), the Republic of Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.

Certain products that we manufacture, including integrated circuits, contain 3TG. We do not have direct relationships with the originating mines or smelters of 3TG that are used in our products. Due to the depth of the supply chain, we are far removed from the sources of ore from which 3TG are produced and the smelters/refiners that process the ores. Consequently, we rely on our direct suppliers as well as the Responsible Minerals Initiative (“RMI,” formerly the Conflict Free Sourcing Initiative) for source information on 3TG in our products.

Company Overview
Cypress is a global supplier for innovative companies in high-growth markets. Cypress delivers high-quality, value-driven embedded solutions. Our product portfolio includes secure wireless technology, microcontrollers, memories, analog integrated circuits and USB controllers. We serve numerous major markets, including automotive, industrial and consumer electronics markets. 3TG can be found in our products.

Cypress also has the following two majority-owned subsidiaries:

•	AgigA Tech, Inc. ("AgigA") is a leader in the development of high-speed, high-density, battery-free non-volatile memory solutions. 3TG can be found in AgigA’s products.

•
Deca Technologies Inc. (“Deca”) has developed a breakthrough approach to wafer level packaging and interconnect technology. Deca’s product offering includes a series of wafer level chip scale packaging solutions serving semiconductor manufacturers. Certain Deca processes contain tin and tungsten.

As required by the Rule, this Report covers the RCOI (as defined below), due diligence and related activities of Cypress and its subsidiaries.

FORWARD-LOOKING STATEMENTS
Statements herein that are not historical facts and that refer to the Company or its subsidiaries’ plans and expectations for the future are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. We may use words such as “may,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “future,” “continue” or other wording indicating future results or expectations to identify such forward-looking statements that include, but are not limited to, statements related to due diligence improvements. These forward-looking statements are not a guarantee of future performance. Such statements reflect our current expectations, which are based on information and data available to our management as of the date of this Report. Events and actual results may differ materially due to a variety of risks and uncertainties, including, but not limited to, the risks and uncertainties described in the "Risk Factors" section below and in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. We assume no responsibility to update any such forward-looking statements.

Reasonable Country of Origin Inquiry (“RCOI”)
To identify which of our suppliers to survey regarding the source of 3TG used in our products, we inventoried our products to determine which were in scope of the Rule. Products were considered in scope if they were manufactured by us or one of our subsidiaries identified above or contracted for manufacture by us or one of the subsidiaries identified above between January 1, 2018 and December 31, 2018 and were more likely than not to contain 3TG. We surveyed suppliers of tungsten hexafluoride, tantalum targets and gold and tin bond wires, substrates and lead frames, as well as semiconductor foundries and die assembly subcontractors, using these same materials. We also surveyed suppliers of AgigA; the products it sells include semiconductors that could contain 3TG materials. In addition, we surveyed suppliers of our evaluation boards business; the semiconductors, solders and plated surfaces on the evaluation boards may contain 3TG. In addition, Deca surveyed its suppliers. We assessed our industry as well as other industries and confirmed that this approach is consistent with how many peer companies are approaching compliance.

We conducted an RCOI of 60 suppliers we identified using the approach described above that supply parts and materials used in the manufacturing process by the semiconductor devices portion of our business; we received responses from 100% of these suppliers. We also conducted an RCOI of the 13 suppliers that we identified using the approach described above for the remainder of our business and suppliers supplying parts and materials used in the manufacturing process by AgigA; we received responses from 100% of these suppliers. Deca conducted an RCOI of their 3TG suppliers that they identified using the approach described above and received responses from 100% of those suppliers.

Direct material suppliers were asked to utilize the Electronic Industry Citizenship Coalition/Global e-Sustainability Initiative Conflict Minerals Reporting Template (“EICC CMRT”) to report on their usage and sourcing of materials containing 3TG. The EICC CMRT was developed by several of the world’s leading consumer electronics companies and is generally regarded as the preferred reporting tool for conflict minerals content and sourcing information.

RCOI Results
We validated declarations on 3TG from an aggregate total of approximately 73 suppliers for Cypress, AgigA and Deca. These validated declarations listed a total of approximately 323 smelters and refiners. Some of these suppliers provided information at a part number level and were able to specifically identify the smelters from which their 3TG were procured. The remainder of our suppliers provided their complete list of smelters, but they were unable to identify the specific smelters from which 3TG used for our products were procured. As many of the declarations we received are company-wide and not product specific, we believe these declarations may include smelters and refiners that do not provide 3TG that are used in our products. Due to the many company-wide declarations and the multiple levels of suppliers in our supply chain we are unable to determine with certainty at this time a complete list of smelters and refiners listed in the validated declarations that actually provide the specific 3TG used in our products. However, we believe the suppliers to the semiconductor devices portion of our business, including AgigA and Deca, may use those smelters and refiners listed on Exhibit A attached hereto. In addition, we believe the smelters and refiners used for the remainder of our business may include those smelters and refiners listed on Exhibit B attached hereto. There are 233 overlapping smelters that are included on both exhibits.

As many of the declarations are company-wide and not product specific, we believe these declarations may include countries of origin for 3TG that may not be used in our products. Due to the many company-wide declarations and the multiple levels of suppliers in our supply chain we are unable to determine with certainty, at this time, a complete list of which countries of origin listed in the validated declarations actually provide the specific 3TG used in our products. However, using the countries listed for the levels, in RMI’s RCOI data file (L1, L2, L3, DRC and R/S), associated with the smelters listed in Exhibit A (L1, L2, L3 and DRC) the 3TG in Cypress’s supply chain could have originated from the following countries:
Australia, Austria, Benin, Bolivia (Plurinational State of), Brazil, Burundi, Chile, China, Colombia, Democratic Republic of the Congo, Ecuador, Eritrea, Ethiopia, Ghana, Guinea, Guyana, India, Indonesia, Laos, Madagascar,

Malaysia, Mali, Mauritania, Mongolia, Mozambique, Myanmar, Nicaragua, Niger, Nigeria, Peru, Portugal, Russian Federation, Rwanda, Sierra Leone, Taiwan, Thailand, Togo, Uganda, United Kingdom of Great Britain and Northern Ireland, and Venezuela.
It is therefore possible that the 3TG included in our products might have originated from a Covered Country.
DUE DILIGENCE DESIGN
We are committed to working with our global supply chain to ensure compliance with the Rule. We have designed our due diligence measures to be in conformity with the internationally recognized due diligence framework in the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (“OECD Framework”) published by the Organisation for Economic Co-operation and Development (“OECD”).
DUE DILIGENCE PERFORMED
Below is a description of our due diligence activities performed for the 2018 reporting year as they relate to the five-step OECD Framework. The same activities were performed for AgigA and Deca, and for our evaluation boards business.
OECD Step 1: Establish Strong Management Systems

•	Our conflict minerals policy is available on our website at http://www.cypress.com/documentation/other-resources/cypress-semiconductor-conflict-mineral-policy.

•
We have an internal team consisting of members from the corporate legal team, the corporate social responsibility team and the global supply chain management team. This team meets regularly to discuss due diligence measures being taken.

•	Senior management is provided regular updates on the status of the Company’s conflict minerals compliance program.

•
We use a third-party software application to roll-up all of the suppliers’ final RMI Conflict Minerals Reporting Templates (“CMRT”) into a Cypress CMRT, which contains all smelters and refiners purported to be in our supply chain and the associated direct sourcing codes (as reported by the Responsible Minerals Assurance Process (“RMAP”)).

•	We have added conflict minerals requirements to our standard purchasing terms and conditions, which is available on our website at www.cypress.com/terms-conditions.

•	We are a member of the Conflict-Free Sourcing Initiative, which provides us access to the RMAP conformant smelters and refiners lists and the RMI plausible countries and RCOI data file.

OECD Step 2: Identify and Assess Risks in the Supply Chain

•	We requested that our in-scope suppliers provide their sourcing of 3TG in accordance with current industry reporting formats and approved smelter lists.

•
We evaluated supplier responses for plausibility, consistency and gaps, both in terms of which products were stated to contain or not contain 3TG, and the origin of 3TG. We validated the information received from our suppliers, to the extent possible, by reviewing individual supplier responses for inconsistencies, comparing different supplier responses for inconsistencies, and checking the conflict-free status of smelters and refiners on the RMI’s website.

•	We made additional inquiries to our direct suppliers with the goal of improving our understanding of their supply chains whenever responses appeared inaccurate, incomplete, or suspect.

•
As we became aware of instances where 3TG in our supply chain had the potential to finance armed groups, as defined in the Rule, we worked with our suppliers to find alternate sources that are compliant with RMI’s conflict-free smelter and refiner protocols.

OECD Step 3: Design and Implement a Strategy to Respond to Identified Risks

•
We communicated our policy on conflict minerals to direct suppliers with an unsatisfactory response and requested suppliers to commit to supporting our policy on preventing the purchase of 3TG that has the potential to finance armed groups in the Covered Countries.

•
We followed up with the suppliers surveyed on missing and inconsistent information. Additional supplier correspondence was conducted to address the following issues: (i) making implausible statements regarding the presence of no 3TG, (ii) failing to complete each question in the EICC CMRT, (iii) failing to identify smelters or refiners, (iv) indicating a sourcing location without complete supporting information from the supply chain, and (v) claiming that the supplier used a smelter or refiner that we were unable to verify through further analysis and research.

•
We support the development and implementation of independent third-party audits of smelters/refiners’ sourcing practices through our policy and procurement practices that encourage suppliers to purchase materials from RMI compliant smelters/refiners.

OECD Step 4: Carry Out Independent Third-Party Audit of Smelters/Refiners’ Due Diligence Practices

•	We support audits of mineral smelters and refiners conducted by third parties through our membership in the RMI (Member Code: 6139), which operates the RMAP.

•
This membership also provides us with access to audits of mineral smelters and refiners conducted by the London Bullion Market Association (“LBMA”) and Responsible Jewellery Council (“RJC”). The RMI has established a cross-recognition program for LBMA and RJC initiated audits of gold refiners.

•	We use data provided by the RMI to determine which smelters and refiners are conformant with RMAP protocols and conform to the OECD Framework, as appropriate.

OECD Step 5: Report Annually on Supply Chain Due Diligence

•
We publish our CMR annually, and our reports are available on our website at http://www.cypress.com/documentation/other-resources/cypress-semiconductor-conflict-mineral-policy and are also filed with the U.S. Securities and Exchange Commission.

RISK FACTORS
The statements above are based on the RCOI process and due diligence performed in good faith by the Company. These statements are based on the infrastructure and information available at the time the research, analysis, due diligence and report production (as applicable) was conducted.  A number of factors could introduce errors or otherwise affect Cypress’s conflict minerals research, analysis, due diligence and report production.  These factors include, but are not limited to, gaps in supplier data, gaps in smelter or refiner data, errors or omissions by suppliers, errors or omissions by smelters or refiners, the definition of a smelter or refiner not being finalized at the end of the reporting period, all instances of conflict minerals necessary to the functionality or manufacturing of Cypress’s products not yet having been identified, gaps in supplier education and knowledge, timeliness of data, public information not discovered during a reasonable search, errors in public data, language barriers and translation mistakes, oversights or errors in conflict free smelter audits, negligence or willful misconduct on the part of suppliers, smelters or refiners, Covered Countries sourced materials being declared “recycled or scrap” materials, companies going out of business, certification programs being not equally advanced for all industry segments and metals, and smuggling of conflict minerals from the Covered Countries to countries beyond the Covered Countries.

DOCUMENTS INCORPORATED BY REFERENCE
Unless otherwise expressly incorporated by reference or otherwise stated herein, any documents, third-party materials or referenced websites (including the Company’s) are neither incorporated by reference in, nor considered to be a part of, this Report.

EXHIBIT A
Semiconductor Devices Smelters and Refiners

Smelter Identification Number Input Column	Metal	Smelter Name
CID000015	Gold	Advanced Chemical Company

CID000019	Gold	Aida Chemical Industries Co., Ltd.
CID000035	Gold	Allgemeine Gold-und Silberscheideanstalt A.G.
CID000041	Gold	Dowa
CID000058	Gold	AngloGold Ashanti Corrego do Sitio Mineracao
CID000077	Gold	Argor-Heraeus S.A.
CID000082	Gold	Asahi Pretec Corp.
CID000090	Gold	Asaka Riken Co., Ltd.
CID000113	Gold	Aurubis AG
CID000128	Gold	Argor-Heraeus S.A.
CID000157	Gold	Boliden AB
CID000176	Gold	C. Hafner GmbH + Co. KG
CID000185	Gold	Asahi Pretec Corp.
CID000233	Gold	Chimet S.p.A.
CID000328	Gold	DSC (Do Sung Corporation)
CID000359	Gold	Asaka Riken Co., Ltd.
CID000362	Gold	Kojima Chemicals Co., Ltd.
CID000401	Gold	Dowa
CID000425	Gold	Eco-System Recycling Co., Ltd.
CID000493	Gold	LS-NIKKO Copper Inc.
CID000694	Gold	Heimerle + Meule GmbH
CID000707	Gold	Heraeus Metals Hong Kong Ltd.
CID000711	Gold	Heraeus Precious Metals GmbH & Co. KG
CID000801	Gold	Matsuda Sangyo Co., Ltd.
CID000807	Gold	Ishifuku Metal Industry Co., Ltd.
CID000814	Gold	Istanbul Gold Refinery
CID000823	Gold	Metalor Technologies (Hong Kong) Ltd.
CID000855	Gold	Metalor Technologies (Singapore) Pte., Ltd.
CID000920	Gold	Asahi Refining USA Inc.
CID000924	Gold	Asahi Refining Canada Ltd.
CID000927	Gold	Metalor Technologies S.A.
CID000929	Gold	Mitsubishi Materials Corporation
CID000937	Gold	JX Nippon Mining & Metals Co., Ltd.
CID000957	Gold	Mitsui Mining and Smelting Co., Ltd.
CID000969	Gold	Kennecott Utah Copper LLC
CID000981	Gold	Kojima Chemicals Co., Ltd.
CID001029	Gold	Nihon Material Co., Ltd.
CID001078	Gold	LS-NIKKO Copper Inc.
CID001113	Gold	Materion
CID001119	Gold	Matsuda Sangyo Co., Ltd.
CID001147	Gold	Metalor Technologies (Suzhou) Ltd.
CID001149	Gold	Metalor Technologies (Hong Kong) Ltd.
CID001152	Gold	Metalor Technologies (Singapore) Pte., Ltd.
CID001153	Gold	Metalor Technologies S.A.
CID001157	Gold	Metalor USA Refining Corporation
CID001161	Gold	Heraeus Metals Hong Kong Ltd.
CID001188	Gold	Mitsubishi Materials Corporation

CID001193	Gold	Mitsui Mining and Smelting Co., Ltd.
CID001204	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.
CID001220	Gold	Sumitomo Metal Mining Co., Ltd.
CID001259	Gold	Nihon Material Co., Ltd.
CID001325	Gold	Ohura Precious Metal Industry Co., Ltd.
CID001326	Gold	Tanaka Kikinzoku Kogyo K.K.
CID001352	Gold	PAMP S.A.
CID001386	Gold	Tokuriki Honten Co., Ltd.
CID001397	Gold	Valcambi S.A.
CID001498	Gold	Western Australian Mint (T/a The Perth Mint)
CID001512	Gold	Rand Refinery (Pty) Ltd.
CID001534	Gold	Royal Canadian Mint
CID001555	Gold	Metalor Technologies (Suzhou) Ltd.
CID001573	Gold	Asahi Refining Canada Ltd.
CID001585	Gold	SEMPSA Joyeria Plateria S.A.
CID001622	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.
CID001736	Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation
CID001756	Gold	Allgemeine Gold-und Silberscheideanstalt A.G.
CID001761	Gold	Solar Applied Materials Technology Corp.
CID001798	Gold	Sumitomo Metal Mining Co., Ltd.
CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.
CID001916	Gold	The Refinery of Shandong Gold Mining Co., Ltd.
CID001938	Gold	Tokuriki Honten Co., Ltd.
CID001955	Gold	AngloGold Ashanti Corrego do Sitio Mineracao
CID001977	Gold	Ishifuku Metal Industry Co., Ltd.
CID001980	Gold	Umicore S.A. Business Unit Precious Metals Refining
CID001993	Gold	United Precious Metal Refining, Inc.
CID002003	Gold	Valcambi S.A.
CID002030	Gold	Western Australian Mint (T/a The Perth Mint)
CID002100	Gold	Yamakin Co., Ltd.
CID002129	Gold	Aurubis AG
CID002224	Gold	Aida Chemical Industries Co., Ltd.
CID002243	Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)
CID002314	Gold	Boliden AB
CID002459	Gold	Almalyk Mining and Metallurgical Complex (AMMC)
CID002509	Gold	C. Hafner GmbH + Co. KG
CID002510	Gold	JX Nippon Mining & Metals Co., Ltd.
CID002516	Gold	CCR Refinery - Glencore Canada Corporation
CID002560	Gold	Al Etihad Gold LLC
CID002561	Gold	Advanced Chemical Company
CID002580	Gold	Chimet S.p.A.
CID002605	Gold	Metalurgica Met-Mex Penoles S.A. De C.V.
CID002761	Gold	Umicore Brasil Ltda.
CID002777	Gold	Republic Metals Corporation
CID002778	Gold	WIELAND Edelmetalle GmbH
CID002779	Gold	Eco-System Recycling Co., Ltd.

CID002850	Gold	DODUCO Contacts and Refining GmbH
CID000211	Tantalum	Changsha South Tantalum Niobium Co., Ltd.
CID000291	Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.
CID000456	Tantalum	Exotech Inc.
CID000460	Tantalum	F&X Electro-Materials Ltd.
CID000616	Tantalum	OJSC Novosibirsk Refinery
CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.
CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.
CID001076	Tantalum	Heimerle + Meule GmbH
CID001163	Tantalum	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.
CID001175	Tantalum	Japan Mint
CID001192	Tantalum	Jiangxi Copper Co., Ltd.
CID001200	Tantalum	Heraeus Precious Metals GmbH & Co. KG
CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.
CID001508	Tantalum	JSC Ekaterinburg Non-Ferrous Metal Processing Plant
CID001769	Tantalum	Solikamsk Magnesium Works OAO
CID001869	Tantalum	Taki Chemical Co., Ltd.
CID001891	Tantalum	JSC Uralelectromed
CID001969	Tantalum	Ulba Metallurgical Plant JSC
CID002492	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.
CID002504	Tantalum	D Block Metals, LLC
CID002505	Tantalum	FIR Metals & Resource Ltd.
CID002508	Tantalum	Kazzinc
CID002539	Tantalum	Kyrgyzaltyn JSC
CID002544	Tantalum	H.C. Starck Co., Ltd.
CID002545	Tantalum	H.C. Starck Tantalum and Niobium GmbH
CID002547	Tantalum	H.C. Starck Hermsdorf GmbH
CID002548	Tantalum	H.C. Starck Inc.
CID002549	Tantalum	H.C. Starck Ltd.
CID002550	Tantalum	H.C. Starck Smelting GmbH & Co. KG
CID002557	Tantalum	Global Advanced Metals Boyertown
CID002558	Tantalum	Global Advanced Metals Aizu
CID002568	Tantalum	Moscow Special Alloys Processing Plant
CID002842	Tantalum	Nadir Metal Rafineri San. Ve Tic. A.S.
CID002847	Tantalum	Istanbul Gold Refinery
CID000228	Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.
CID000244	Tin	Jiangxi Ketai Advanced Material Co., Ltd.
CID000292	Tin	Alpha
CID000306	Tin	Kennecott Utah Copper LLC
CID000309	Tin	PT Aries Kencana Sejahtera
CID000313	Tin	Materion
CID000315	Tin	CV United Smelting
CID000402	Tin	Dowa
CID000438	Tin	EM Vinto
CID000468	Tin	Fenix Metals
CID000538	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.

CID000760	Tin	Metalor USA Refining Corporation
CID000942	Tin	Ohura Precious Metal Industry Co., Ltd.
CID001070	Tin	China Tin Group Co., Ltd.
CID001105	Tin	Malaysia Smelting Corporation (MSC)
CID001142	Tin	Metallic Resources, Inc.
CID001173	Tin	Mineracao Taboca S.A.
CID001182	Tin	Minsur
CID001191	Tin	Mitsubishi Materials Corporation
CID001314	Tin	O.M. Manufacturing (Thailand) Co., Ltd.
CID001337	Tin	Operaciones Metalurgical S.A.
CID001399	Tin	PT Artha Cipta Langgeng
CID001402	Tin	PT Babel Inti Perkasa
CID001419	Tin	PT Bangka Tin Industry
CID001421	Tin	PT Belitung Industri Sejahtera
CID001428	Tin	PT Bukit Timah
CID001434	Tin	PT DS Jaya Abadi
CID001438	Tin	PT Eunindo Usaha Mandiri
CID001448	Tin	PAMP S.A.
CID001453	Tin	PT Mitra Stania Prima
CID001457	Tin	PT Panca Mega Persada
CID001458	Tin	PT Prima Timah Utama
CID001460	Tin	PT Refined Bangka Tin
CID001463	Tin	PT Sariwiguna Binasentosa
CID001468	Tin	PT Stanindo Inti Perkasa
CID001471	Tin	Rand Refinery (Pty) Ltd.
CID001477	Tin	PT Timah (Persero) Tbk Kundur
CID001482	Tin	PT Timah (Persero) Tbk Mentok
CID001490	Tin	PT Tinindo Inter Nusa
CID001493	Tin	PT Tommy Utama
CID001539	Tin	Rui Da Hung
CID001758	Tin	Royal Canadian Mint
CID001898	Tin	Thaisarco
CID001908	Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.
CID002036	Tin	White Solder Metalurgia e Mineracao Ltda.
CID002158	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.
CID002180	Tin	Yunnan Tin Company Limited
CID002455	Tin	CV Venus Inti Perkasa
CID002468	Tin	Magnu's Minerais Metais e Ligas Ltda.
CID002500	Tin	SEMPSA Joyeria Plateria S.A.
CID002503	Tin	PT ATD Makmur Mandiri Jaya
CID002517	Tin	O.M. Manufacturing Philippines, Inc.
CID002530	Tin	PT Inti Stania Prima
CID002570	Tin	CV Ayi Jaya
CID002592	Tin	CV Dua Sekawan
CID002593	Tin	CV Tiga Sekawan
CID002706	Tin	Solar Applied Materials Technology Corp.

CID002773	Tin	Metallo Belgium N.V.
CID002774	Tin	Asahi Refining USA Inc.
CID002776	Tin	PT Bangka Prima Tin
CID002816	Tin	PT Sukses Inti Makmur
CID002829	Tin	The Refinery of Shandong Gold Mining Co., Ltd.
CID002835	Tin	PT Menara Cipta Mulia
CID002849	Tin	Umicore S.A. Business Unit Precious Metals Refining
CID002859	Tin	Gejiu Jinye Mineral Company
CID002870	Tin	PT Lautan Harmonis Sejahtera
CID003116	Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.
CID000004	Tungsten	A.L.M.T. TUNGSTEN Corp.
CID000105	Tungsten	United Precious Metal Refining, Inc.
CID000218	Tungsten	Guangdong Xianglu Tungsten Co., Ltd.
CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.
CID000499	Tungsten	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)
CID000568	Tungsten	Global Tungsten & Powders Corp.
CID000766	Tungsten	Prioksky Plant of Non-Ferrous Metals
CID000769	Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.
CID000825	Tungsten	Japan New Metals Co., Ltd.
CID000875	Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.
CID000966	Tungsten	PT Aneka Tambang (Persero) Tbk
CID000966	Tungsten	Kennametal Fallon
CID001889	Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.
CID002011	Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.
CID002044	Tungsten	Yamakin Co., Ltd.
CID002082	Tungsten	Xiamen Tungsten Co., Ltd.
CID002095	Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.
CID002315	Tungsten	PX Precinox S.A.
CID002315	Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.
CID002316	Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.
CID002317	Tungsten	Samduck Precious Metals
CID002318	Tungsten	Schone Edelmetaal B.V.
CID002319	Tungsten	Sichuan Tianze Precious Metals Co., Ltd.
CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.
CID002321	Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.
CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.
CID002502	Tungsten	Asia Tungsten Products Vietnam Ltd.
CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.
CID002541	Tungsten	H.C. Starck Tungsten GmbH
CID002542	Tungsten	H.C. Starck Smelting GmbH & Co. KG
CID002543	Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC
CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.
CID002579	Tungsten	SOE Shyolkovsky Factory of Secondary Precious Metals
CID002579	Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji
CID002589	Tungsten	Niagara Refining LLC
CID002649	Tungsten	Torecom

CID002827	Tungsten	Philippine Chuangxin Industrial Co., Inc.
CID002833	Tungsten	ACL Metais Eireli

EXHIBIT B
Company and Subsidiaries Smelters and Refiners

Smelter Identification Number Input Column	Metal	Smelter Name
CID001119	Gold	Matsuda Sangyo Co., Ltd.
CID000082	Gold	Asahi Pretec Corp.
CID000707	Gold	Heraeus Ltd. Hong Kong
CID000937	Gold	JX Nippon Mining & Metals Co., Ltd.
CID001153	Gold	Metalor Technologies S.A.
CID001622	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.
CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.
CID000401	Gold	Dowa
CID000920	Gold	Asahi Refining USA Inc.
CID001534	Gold	Royal Canadian Mint
CID001157	Gold	Metalor USA Refining Corporation
CID001980	Gold	Umicore S.A. Business Unit Precious Metals Refining
CID001993	Gold	United Precious Metal Refining, Inc.
CID000015	Gold	Advanced Chemical Company
CID000019	Gold	Aida Chemical Industries Co., Ltd.
CID002560	Gold	Al Etihad Gold LLC
CID000035	Gold	Allgemeine Gold-und Silberscheideanstalt A.G.
CID000041	Gold	Almalyk Mining and Metallurgical Complex (AMMC)
CID000058	Gold	AngloGold Ashanti Corrego do Sitio Mineracao
CID000077	Gold	Argor-Heraeus S.A.
CID000924	Gold	Asahi Refining Canada Ltd.
CID000090	Gold	Asaka Riken Co., Ltd.
CID002850	Gold	AU Traders and Refiners
CID000113	Gold	Aurubis AG
CID000128	Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)
CID000157	Gold	Boliden AB

CID000176	Gold	C. Hafner GmbH + Co. KG
CID000185	Gold	CCR Refinery - Glencore Canada Corporation
CID000233	Gold	Chimet S.p.A.
CID000328	Gold	Daejin Indus Co., Ltd.
CID000343	Gold	Daye Non-Ferrous Metals Mining Ltd.
CID000362	Gold	DODUCO Contacts and Refining GmbH
CID000359	Gold	DSC (Do Sung Corporation)
CID000425	Gold	Eco-System Recycling Co., Ltd.
CID002561	Gold	Emirates Gold DMCC
CID002459	Gold	Geib Refining Corporation
CID002243	Gold	Gold Refinery of Zijin Mining Group Co., Ltd.
CID001909	Gold	Great Wall Precious Metals Co., Ltd. of CBPM
CID000694	Gold	Heimerle + Meule GmbH
CID000711	Gold	Heraeus Precious Metals GmbH & Co. KG
CID000801	Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.
CID000807	Gold	Ishifuku Metal Industry Co., Ltd.
CID000814	Gold	Istanbul Gold Refinery
CID000823	Gold	Japan Mint
CID000855	Gold	Jiangxi Copper Co., Ltd.
CID000927	Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant
CID000929	Gold	JSC Uralelectromed
CID000957	Gold	Kazzinc
CID000969	Gold	Kennecott Utah Copper LLC
CID000981	Gold	Kojima Chemicals Co., Ltd.
CID002605	Gold	Korea Zinc Co., Ltd.
CID001029	Gold	Kyrgyzaltyn JSC
CID001078	Gold	LS-NIKKO Copper Inc.
CID001113	Gold	Materion
CID001149	Gold	Metalor Technologies (Hong Kong) Ltd.
CID001152	Gold	Metalor Technologies (Singapore) Pte., Ltd.
CID001147	Gold	Metalor Technologies (Suzhou) Ltd.
CID001161	Gold	Metalurgica Met-Mex Penoles S.A. De C.V.
CID001188	Gold	Mitsubishi Materials Corporation
CID001193	Gold	Mitsui Mining and Smelting Co., Ltd.
CID002509	Gold	MMTC-PAMP India Pvt., Ltd.
CID001204	Gold	Moscow Special Alloys Processing Plant
CID001220	Gold	Nadir Metal Rafineri San. Ve Tic. A.S.
CID001236	Gold	Navoi Mining and Metallurgical Combinat
CID001259	Gold	Nihon Material Co., Ltd.
CID002779	Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH
CID001325	Gold	Ohura Precious Metal Industry Co., Ltd.
CID001326	Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)
CID000493	Gold	OJSC Novosibirsk Refinery
CID001352	Gold	PAMP S.A.
CID001386	Gold	Prioksky Plant of Non-Ferrous Metals
CID001397	Gold	PT Aneka Tambang (Persero) Tbk

CID001498	Gold	PX Precinox S.A.
CID001512	Gold	Rand Refinery (Pty) Ltd.
CID002510	Gold	Republic Metals Corporation
CID002761	Gold	SAAMP
CID001555	Gold	Samduck Precious Metals
CID002777	Gold	SAXONIA Edelmetalle GmbH
CID001573	Gold	Schone Edelmetaal B.V.
CID001585	Gold	SEMPSA Joyeria Plateria S.A.
CID001736	Gold	Sichuan Tianze Precious Metals Co., Ltd.
CID002516	Gold	Singway Technology Co., Ltd.
CID001756	Gold	SOE Shyolkovsky Factory of Secondary Precious Metals
CID001761	Gold	Solar Applied Materials Technology Corp.
CID001798	Gold	Sumitomo Metal Mining Co., Ltd.
CID002580	Gold	T.C.A S.p.A
CID001916	Gold	The Refinery of Shandong Gold Mining Co., Ltd.
CID001938	Gold	Tokuriki Honten Co., Ltd.
CID001955	Gold	Torecom
CID001977	Gold	Umicore Brasil Ltda.
CID002314	Gold	Umicore Precious Metals Thailand
CID002003	Gold	Valcambi S.A.
CID002030	Gold	Western Australian Mint (T/a The Perth Mint)
CID002778	Gold	WIELAND Edelmetalle GmbH
CID002100	Gold	Yamakin Co., Ltd.
CID002129	Gold	Yokohama Metal Co., Ltd.
CID002224	Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation
CID001322	Gold	Elemetal Refining, LLC
CID002708	Gold	Abington Reldan Metals, LLC
CID000103	Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.
CID002863	Gold	Bangalore Refinery
CID000180	Gold	Caridad
CID000189	Gold	Cendres + Metaux S.A.
CID000264	Gold	Chugai Mining
CID002867	Gold	Degussa Sonne / Mond Goldhandel GmbH
CID002515	Gold	Fidelity Printers and Refiners Ltd.
CID000522	Gold	Refinery of Seemine Gold Co., Ltd.
CID002312	Gold	Guangdong Jinding Gold Limited
CID002852	Gold	GCC Gujrat Gold Centre Pvt. Ltd.
CID000651	Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.
CID000671	Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.
CID000689	Gold	HeeSung Metal Ltd.
CID000767	Gold	Hunan Chenzhou Mining Co., Ltd.
CID000778	Gold	HwaSeong CJ CO., LTD.
CID002765	Gold	Italpreziosi
CID002563	Gold	Kaloti Precious Metals
CID000956	Gold	Kazakhmys Smelting LLC
CID002511	Gold	KGHM Polska Miedz Spolka Akcyjna

CID002865	Gold	Kyshtym Copper-Electrolytic Plant ZAO
CID001032	Gold	L'azurde Company For Jewelry
CID001056	Gold	Lingbao Gold Co., Ltd.
CID001058	Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.
CID002762	Gold	L'Orfebre S.A.
CID001093	Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.
CID002606	Gold	Marsam Metals
CID002857	Gold	Modeltech Sdn Bhd
CID002282	Gold	Morris and Watson
CID002866	Gold	Morris and Watson Gold Coast
CID002872	Gold	Pease & Curren
CID001362	Gold	Penglai Penggang Gold Industry Co., Ltd.
CID002919	Gold	Planta Recuperadora de Metales SpA
CID002582	Gold	Remondis Argentia B.V.
CID001546	Gold	Sabin Metal Corp.
CID002973	Gold	Safimet S.p.A
CID002290	Gold	SAFINA A.S.
CID002853	Gold	Sai Refinery
CID001562	Gold	Samwon Metals Corp.
CID001619	Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.
CID001754	Gold	So Accurate Group, Inc.
CID003153	Gold	State Research Institute Center for Physical Sciences and Technology
CID002567	Gold	Sudan Gold Refinery
CID002918	Gold	SungEel HiMetal Co., Ltd.
CID001947	Gold	Tongling Nonferrous Metals Group Co., Ltd.
CID002587	Gold	Tony Goetz NV
CID002615	Gold	TOO Tau-Ken-Altyn
CID002854	Gold	Universal Precious Metals Refining Zambia
CID000197	Gold	Yunnan Copper Industry Co., Ltd.
CID001192	Tantalum	Mitsui Mining and Smelting Co., Ltd.
CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.
CID001522	Tantalum	RFH Tantalum Smeltry Co., Ltd.
CID001769	Tantalum	Solikamsk Magnesium Works OAO
CID001869	Tantalum	Taki Chemical Co., Ltd.
CID001969	Tantalum	Ulba Metallurgical Plant JSC
CID002557	Tantalum	Global Advanced Metals Boyertown
CID000211	Tantalum	Changsha South Tantalum Niobium Co., Ltd.
CID002504	Tantalum	D Block Metals, LLC
CID000456	Tantalum	Exotech Inc.
CID000460	Tantalum	F&X Electro-Materials Ltd.
CID002505	Tantalum	FIR Metals & Resource Ltd.
CID002558	Tantalum	Global Advanced Metals Aizu
CID000291	Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.
CID000616	Tantalum	Guangdong Zhiyuan New Material Co., Ltd.
CID002544	Tantalum	H.C. Starck Co., Ltd.
CID002547	Tantalum	H.C. Starck Hermsdorf GmbH

CID002548	Tantalum	H.C. Starck Inc.
CID002549	Tantalum	H.C. Starck Ltd.
CID002550	Tantalum	H.C. Starck Smelting GmbH & Co. KG
CID002545	Tantalum	H.C. Starck Tantalum and Niobium GmbH
CID002492	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.
CID002512	Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.
CID002842	Tantalum	Jiangxi Tuohong New Raw Material
CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.
CID000917	Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited
CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.
CID002539	Tantalum	KEMET Blue Metals
CID002568	Tantalum	KEMET Blue Powder
CID001076	Tantalum	LSM Brasil S.A.
CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.
CID001175	Tantalum	Mineracao Taboca S.A.
CID001200	Tantalum	NPM Silmet AS
CID002847	Tantalum	Power Resources Ltd.
CID001508	Tantalum	QuantumClean
CID002707	Tantalum	Resind Industria e Comercio Ltda.
CID001891	Tantalum	Telex Metals
CID002508	Tantalum	XinXing HaoRong Electronic Material Co., Ltd.
CID002307	Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.
CID000973	Tantalum	King-Tan Tantalum Industry Ltd.
CID000092	Tantalum	Asaka Riken Co., Ltd.
CID000410	Tantalum	Duoluoshan
CID000731	Tantalum	Hi-Temp Specialty Metals, Inc.
CID002571	Tantalum	Tranzact, Inc.
CID002232	Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.
CID001105	Tin	Malaysia Smelting Corporation (MSC)
CID000315	Tin	CV United Smelting
CID002158	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.
CID001191	Tin	Mitsubishi Materials Corporation
CID002180	Tin	Yunnan Tin Company, Ltd.
CID002773	Tin	Metallo Belgium N.V.
CID001898	Tin	Thaisarco
CID001428	Tin	PT Bukit Timah
CID001482	Tin	PT Timah (Persero) Tbk Mentok
CID000292	Tin	Alpha
CID001173	Tin	Mineracao Taboca S.A.
CID001182	Tin	Minsur
CID001337	Tin	Operaciones Metalurgical S.A.
CID001453	Tin	PT Mitra Stania Prima
CID001468	Tin	PT Stanindo Inti Perkasa
CID001477	Tin	PT Timah (Persero) Tbk Kundur
CID001490	Tin	PT Tinindo Inter Nusa
CID001539	Tin	Rui Da Hung

CID002036	Tin	White Solder Metalurgia e Mineracao Ltda.
CID002455	Tin	CV Venus Inti Perkasa
CID002517	Tin	O.M. Manufacturing Philippines, Inc.
CID002593	Tin	CV Tiga Sekawan
CID002776	Tin	PT Bangka Prima Tin
CID003116	Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.
CID000228	Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.
CID001070	Tin	China Tin Group Co., Ltd.
CID002570	Tin	CV Ayi Jaya
CID002592	Tin	CV Dua Sekawan
CID000306	Tin	CV Gita Pesona
CID000402	Tin	Dowa
CID000438	Tin	EM Vinto
CID000468	Tin	Fenix Metals
CID002848	Tin	Gejiu Fengming Metallurgy Chemical Plant
CID002859	Tin	Gejiu Jinye Mineral Company
CID000942	Tin	Gejiu Kai Meng Industry and Trade LLC
CID000538	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.
CID001908	Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.
CID002849	Tin	Guanyang Guida Nonferrous Metal Smelting Plant
CID002844	Tin	HuiChang Hill Tin Industry Co., Ltd.
CID000760	Tin	Huichang Jinshunda Tin Co., Ltd.
CID000244	Tin	Jiangxi Ketai Advanced Material Co., Ltd.
CID002468	Tin	Magnu's Minerais Metais e Ligas Ltda.
CID002500	Tin	Melt Metais e Ligas S.A.
CID001142	Tin	Metallic Resources, Inc.
CID002774	Tin	Metallo Spain S.L.U.
CID001314	Tin	O.M. Manufacturing (Thailand) Co., Ltd.
CID000309	Tin	PT Aries Kencana Sejahtera
CID001399	Tin	PT Artha Cipta Langgeng
CID002503	Tin	PT ATD Makmur Mandiri Jaya
CID001402	Tin	PT Babel Inti Perkasa
CID001419	Tin	PT Bangka Tin Industry
CID001421	Tin	PT Belitung Industri Sejahtera
CID001434	Tin	PT DS Jaya Abadi
CID001438	Tin	PT Eunindo Usaha Mandiri
CID002530	Tin	PT Inti Stania Prima
CID001448	Tin	PT Karimun Mining
CID002829	Tin	PT Kijang Jaya Mandiri
CID002870	Tin	PT Lautan Harmonis Sejahtera
CID002835	Tin	PT Menara Cipta Mulia
CID001457	Tin	PT Panca Mega Persada
CID000313	Tin	CV Serumpun Sebalai
CID001458	Tin	PT Prima Timah Utama
CID001460	Tin	PT Refined Bangka Tin
CID001463	Tin	PT Sariwiguna Binasentosa

CID002816	Tin	PT Sukses Inti Makmur
CID001471	Tin	PT Sumber Jaya Indah
CID001493	Tin	PT Tommy Utama
CID002706	Tin	Resind Industria e Comercio Ltda.
CID001758	Tin	Soft Metais Ltda.
CID002703	Tin	An Vinh Joint Stock Mineral Processing Company
CID000278	Tin	CNMC (Guangxi) PGMA Co., Ltd.
CID002572	Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company
CID000448	Tin	Estanho de Rondonia S.A.
CID000555	Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.
CID002858	Tin	Modeltech Sdn Bhd
CID001231	Tin	Nankang Nanshan Tin Manufactory Co., Ltd.
CID002573	Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company
CID002757	Tin	PT O.M. Indonesia
CID002756	Tin	Super Ligas
CID002574	Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company
CID002825	Tin	An Thai Minerals Co., Ltd.
CID000295	Tin	Cooperativa Metalurgica de Rondonia Ltda.
CID002015	Tin	VQB Mineral and Trading Group JSC
CID000218	Tungsten	Guangdong Xianglu Tungsten Co., Ltd.
CID002317	Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.
CID002082	Tungsten	Xiamen Tungsten Co., Ltd.
CID000568	Tungsten	Global Tungsten & Powders Corp.
CID000004	Tungsten	A.L.M.T. TUNGSTEN Corp.
CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.
CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.
CID000499	Tungsten	Fujian Jinxin Tungsten Co., Ltd.
CID000875	Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.
CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.
CID002542	Tungsten	H.C. Starck Smelting GmbH & Co. KG
CID002541	Tungsten	H.C. Starck Tungsten GmbH
CID000766	Tungsten	Hunan Chenzhou Mining Co., Ltd.
CID000769	Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.
CID002649	Tungsten	Hydrometallurg, JSC
CID000825	Tungsten	Japan New Metals Co., Ltd.
CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.
CID002321	Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.
CID002318	Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.
CID002535	Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.
CID002316	Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.
CID000105	Tungsten	Kennametal Huntsville
CID002319	Tungsten	Malipo Haiyu Tungsten Co., Ltd.
CID002589	Tungsten	Niagara Refining LLC
CID002543	Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC
CID002827	Tungsten	Philippine Chuangxin Industrial Co., Inc.
CID002815	Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City

CID001889	Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.
CID002044	Tungsten	Wolfram Bergbau und Hutten AG
CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.
CID002830	Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.
CID002095	Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.
CID000683	Tungsten	H.C. Starck GmbH
CID002011	Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.
CID002315	Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.
CID000966	Tungsten	Kennametal Fallon
CID002502	Tungsten	Asia Tungsten Products Vietnam Ltd.
CID002579	Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji
CID002724	Tungsten	Unecha Refractory metals plant
CID002833	Tungsten	ACL Metais Eireli
CID002843	Tungsten	Woltech Korea Co., Ltd.
CID002845	Tungsten	Moliren Ltd.
CID002645	Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.
CID002536	Tungsten	Ganzhou Yatai Tungsten Co., Ltd.
CID003182	Tungsten	Hunan Litian Tungsten Industry Co., Ltd.
CID002647	Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.
CID002313	Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.
CID000345	Tungsten	Dayu Weiliang Tungsten Co., Ltd.